Summary of Significant Accounting Polices (Policies)	12 Months Ended
Sep. 30, 2017
Summary of Significant Accounting Polices
Organization and Nature of the Business

Organization and Nature of the Business: We design, develop and manufacture products which are mainly electronic in nature such as mass transit fare collection systems, air and ground combat training systems, and networked Command, Control, Communications, Computers, Intelligence, Surveillance, and Reconnaissance (C4ISR) products and systems. We provide services such as the operation and maintenance of fare systems for mass transit customers.

Through September 30, 2017 our principal lines of business were transportation fare collection systems and services, defense systems, and defense services. On April 18, 2018, we entered into a stock purchase agreement with Nova Global Supply & Services, LLC (Purchaser), an entity affiliated with GC Valiant, LP, under which we agreed to sell our Cubic Global Defense Services (CGD Services) business to Purchaser. The sale closed on May 31, 2018. As a result of the sale, the operating results and cash flows of CGD Services have been classified as discontinued operations in the Consolidated Statements of Operations and Consolidated Statements of Cash Flows for all periods presented and the assets and liabilities of CGD Services have been classified as assets and liabilities of discontinued operations in the Consolidated Balance Sheets for all periods presented. In addition, we concluded that CMS became a separate operating segment and reportable segment beginning on October 1, 2017. Applicable prior period amounts have been adjusted retrospectively to reflect the reportable segment change for all periods presented.

Refer to “Note 2 – Acquisitions and Divestitures” for additional information about the sale of CGD Services and the related discontinued operation classification and “Note 16 – Business Segment Information” for additional information on the separate disclosure of operating and reportable segment information for CMS.

Our transportation fare collection systems and services are sold primarily to large local government agencies worldwide. Our principal customers for defense products and services are the U.S. and foreign governments.

Principles of Consolidation

Principles of Consolidation: The consolidated financial statements include the accounts of Cubic Corporation, subsidiaries we control, and variable interest entities (VIE’s) for which Cubic is the primary beneficiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Foreign Currency Transactions and Translation

Foreign Currency Transactions and Translation: Our reporting currency is the U.S. dollar. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and our Consolidated Statements of Operations are translated at the average exchange rates in effect during the applicable periods. The resulting unrealized cumulative translation adjustments are recorded as a component of other comprehensive income (loss) in our Consolidated Statements of Comprehensive Income (Loss). Cash flows from our operations in foreign countries are translated at the average rate for the applicable period. The effect of exchange rates on cash balances held in foreign currencies are separately reported in our Consolidated Statements of Cash Flows.

Transactions denominated in currencies other than our own subsidiaries’ functional currencies are recorded based on exchange rates at the time such transactions arise. Changes in exchange rates with respect to amounts recorded in our Consolidated Balance Sheets related to such transactions result in transaction gains and losses that are reflected in our Consolidated Statements of Operations as a component of other income (expense). Total transaction gains and losses, which are related primarily to advances to foreign subsidiaries and advances between foreign subsidiaries amounted to a gain of $0.7 million in 2017, and losses of $0.9 million and $3.2 million in 2016 and 2015, respectively.

Use of Estimates

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates include the estimated total costs at completion of our long-term contracts, estimated loss contingencies, estimated self-insurance liabilities, estimated discounted future cash flows of our reporting units used for goodwill impairment testing and estimated future cash flows for our long-lived asset impairment testing, estimated discounted cash flows used for valuation of intangible assets and contingent consideration in business combinations, and estimated rates of return and discount rates related to our defined benefit pension plans. Actual results could differ from our estimates.

Cash Equivalents	Cash Equivalents: We consider highly liquid investments with maturity of three months or less when purchased to be cash equivalents.
Restricted Cash

Restricted Cash: Restricted cash represents cash that is restricted as to usage for legal or contractual reasons. Restricted cash is classified either as current or non-current, depending upon the date of the lapse of the respective restriction.

Concentration of Credit Risk

Concentration of Credit Risk: We have established guidelines pursuant to which our cash and cash equivalents are diversified among various money market instruments and investment funds. These guidelines emphasize the preservation of capital by requiring minimum credit ratings assigned by established credit organizations. We achieve diversification by specifying maximum investments in each instrument type and issuer. The majority of these investments are not on deposit in federally insured accounts.

Marketable Securities

Marketable Securities: Marketable securities consist of fixed time deposits with short-term maturities. Marketable securities are classified and accounted for as available-for-sale. These investments are recorded at fair value in the accompanying Consolidated Balance Sheets and the change in fair value is recorded, net of taxes, as a component of other comprehensive income. There have been no significant realized or unrealized gains or losses on these marketable securities to date. Marketable securities have been classified as current assets in the accompanying Consolidated Balance Sheets based upon the nature of the securities and availability for use in current operations.

Accounts Receivable

Accounts Receivable: Receivables consist primarily of amounts due from U.S. and foreign governments for defense products and services and local government agencies for transportation systems. Due to the nature of our customers, we generally do not require collateral. We have limited exposure to credit risk as we have historically collected substantially all of our receivables from government agencies. We generally require no allowance for doubtful accounts for these customers.

Inventories

Inventories: We state our inventories at the lower of cost or market. We determine cost using the first-in, first-out (FIFO) method, which approximates current replacement cost. We value our work in process at the actual production and engineering costs incurred to date, including applicable overhead. For contracts with the U.S. government our work in process also includes general and administrative costs. Any inventoried costs in excess of estimated realizable value are immediately charged to cost of sales. We include qualifying contract costs allocable to units-of-delivery contracts as inventory. We receive performance-based payments and progress payments associated with certain of these contracts based on the billing terms in the underlying contracts. Pursuant to contract provisions, agencies of the U.S. government and certain other customers have title to, or security interest in, inventories related to such contracts as a result of advances, performance-based payments, and progress payments. Contract advances, performance-based payments and progress payments received are recorded as an offset against the related inventory balances for contracts that use the units-of-delivery method to recognize revenue. This determination is performed on a contract by contract basis. Any amount of payments received in excess of the cumulative amount of accounts receivable and inventoried costs for a contract is classified as customer advances, which is a liability on the balance sheet.

Long-term capitalized contract costs

Long-term capitalized contract costs: Long-term capitalized contract costs include costs incurred on contracts to develop and manufacture transportation systems for customers for which revenue recognition does not begin until the customers begin operating the systems. Once operation of the systems commence, the capitalized costs are recognized in cost of sales based upon the ratio of revenue recorded during a period compared to the revenue expected to be recognized over the term of the contracts.

Property, Plant and Equipment

Property, Plant and Equipment: We carry property, plant and equipment at cost. We provide depreciation in amounts sufficient to amortize the cost of the depreciable assets over their estimated useful lives. Generally, we use straight-line methods for depreciable real property over estimated useful lives or the term of the underlying lease, if shorter than the estimated useful lives, for leasehold improvements. We use accelerated methods (declining balance and sum-of-the-years-digits) for machinery and equipment over their estimated useful lives.

Certain costs incurred in the development of internal-use software and software applications, including external direct costs of materials and services and applicable compensation costs of employees devoted to specific software development, are capitalized as computer software costs. Costs incurred outside of the application development stage are expensed as incurred. The amounts capitalized are included in property, plant and equipment and are amortized on a straight-line basis over the estimated useful life of the software, which ranges from three to seven years.  No amortization expense is recorded until the software is ready for its intended use.

Goodwill and Purchased Intangibles

Goodwill and Purchased Intangibles: We evaluate goodwill for potential impairment annually as of July 1, or when circumstances indicate that the carrying value may not be recoverable. The test is performed by comparing the fair value of each of our reporting units, which are consistent with our operating segments, to its carrying value, including recorded goodwill. If the carrying value exceeds the fair value, we measure impairment by comparing the implied fair value of goodwill to its carrying value, and any impairment determined would be recorded in the current period. Our purchased intangible assets are subject to amortization. In cases that we determine that a pattern in which the intangible asset will be consumed can be reliably determined we use an amortization method that best matches that expected pattern. If we believe that such a pattern cannot be reliably determined, we use a straight-line method of amortization.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets: We generally evaluate the carrying values of long-lived assets other than goodwill for impairment only if events or changes in facts and circumstances indicate that carrying values may not be recoverable. If we determined there was any impairment, we would measure it by comparing the fair value of the related asset to its carrying value and record the difference in the current period. Fair value is generally determined by identifying estimated discounted cash flows to be generated by those assets. We have not recorded any impairment of long-lived assets for the years ended September 30, 2017, 2016 and 2015.

Recognizing assets acquired and liabilities assumed in a business combination

Recognizing assets acquired and liabilities assumed in a business combination: Acquired assets and assumed liabilities are recognized in a business combination on the basis of their fair values at the date of acquisition. We assess fair value, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, using a variety of methods including income approaches such as present value techniques or cost approaches such as the estimation of current selling prices and replacement values. Fair value of the assets acquired and liabilities assumed, including intangible assets and contingent payments, are measured based on the assumptions and estimations with regards to the variable factors such as the amount and timing of future cash flows for the asset or liability being measured, appropriate risk-adjusted discount rates, nonperformance risk, or other factors that market participants would consider. Upon acquisition, we determine the estimated economic lives of the acquired intangible assets for amortization purposes, which are based on the underlying expected cash flows of such assets. Adjustments to inventory are based on the fair market value of inventory and amortized into income based on the period in which the underlying inventory is sold. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Actual results may vary from projected results and assumptions used in the fair value assessments.

Customer Advances

Customer Advances: We receive advances, performance-based payments and progress payments from customers that may exceed revenues recognized to date on certain contracts, including contracts with agencies of the U.S. government. We classify such advances, other than those reflected as a reduction of receivables or inventories, as current liabilities.

Contingencies

Contingencies: We establish reserves for loss contingencies when, in the opinion of management, the likelihood of liability is probable and the extent of such liability is reasonably estimable. Estimates, by their nature, are based on judgment and currently available information and involve a variety of factors, including the type and nature of the litigation, claim or proceeding, the progress of the matter, the advice of legal counsel, our defenses and our experience in similar cases or proceedings as well as our assessment of matters, including settlements, involving other defendants in similar or related cases or proceedings. We may increase or decrease our legal reserves in the future, on a matter-by-matter basis, to account for developments in such matters.

Derivative Financial Instruments

Derivative Financial Instruments: All derivatives are recorded at fair value, however, the classification of gains and losses resulting from changes in the fair values of derivatives are dependent on the intended use of the derivative and its resulting designation. If a derivative is designated as a fair value hedge, then a change in the fair value of the derivative is offset against the change in the fair value of the underlying hedged item and only the ineffective portion of the hedge, if any, is recognized in cost of sales. If a derivative is designated as a cash flow hedge, then the effective portion of a change in the fair value of the derivative is recognized as a component of accumulated other comprehensive income (loss) until the underlying hedged item is recognized in cost of sales, or the forecasted transaction is no longer probable of occurring. If a derivative does not qualify as a highly effective hedge, a change in fair value is immediately recognized in earnings. We formally document hedging relationships for all derivative hedges and the underlying hedged items, as well as the risk management objectives and strategies for undertaking the hedge transactions.

Defined Benefit Pension Plans

Defined Benefit Pension Plans: Some of our employees are covered by defined benefit pension plans. The net periodic cost of our plans is determined using several actuarial assumptions, the most significant of which are the discount rate and the long-term rate of return on plan assets. We recognize on a plan-by-plan basis the funded status of our defined benefit pension plans as either an asset or liability on our balance sheets, with a corresponding adjustment to accumulated other comprehensive income (loss), net of tax, in shareholders’ equity. The funded status is measured as the difference between the fair value of the plan assets and the benefit obligation of the plan.

Comprehensive Income (Loss)

Comprehensive Income (Loss): Other comprehensive income (loss), which is comprised of unrealized gains and losses on foreign currency translation adjustments, unrealized gains and losses on cash flow hedges, net of tax, unrealized gains and losses on available-for-sale securities, net of tax and pension liability adjustments, net of tax is included in our Consolidated Statement of Comprehensive Income (Loss) as other comprehensive income (loss).

Revenue Recognition

Revenue Recognition: We generate revenue from the sale of products such as mass transit fare collection systems, air and ground combat training systems, and products with C4ISR capabilities. We also generate revenue from services we provide such as specialized military training exercises, including live, virtual and constructive training exercises and support, and we operate and maintain fare systems for mass transit customers. We classify sales as products or services in our Consolidated Statements of Operations based on the attributes of the underlying contracts.

We recognize sales and profits under our long-term fixed-price contracts which require a significant amount of development effort in relation to total contract value using the cost-to-cost percentage-of-completion method of accounting. We record sales and profits based on the ratio of contract costs incurred to estimated total contract costs at completion. Contract costs include material, labor and subcontracting costs, as well as an allocation of indirect costs. For contracts with the U.S. federal government, general and administrative costs are included in contract costs; however, for purposes of revenue measurement, general and administrative costs are not considered contract costs for any other customers. Costs are recognized as incurred for contracts accounted for under the cost-to-cost percentage-of-completion method.

For certain other long-term, fixed price production contracts not requiring substantial development effort we use the units-of-delivery percentage-of-completion method as the basis to measure progress toward completing the contract and recognizing sales. The units-of delivery measure recognizes revenues as deliveries are made to the customer generally using unit sales values in accordance with the contract terms. Costs of sales are recorded as deliveries are made. We estimate profit as the difference between total estimated revenue and total estimated cost of a contract and recognize that profit over the life of the contract based on deliveries.

For long-term fixed price contracts, we only include amounts representing contract change orders, claims or other items in the contract value when they can be reliably estimated and we consider realization probable. Changes in estimates of sales, costs and profits are recognized using the cumulative catch-up method of accounting. This method recognizes in the current period the cumulative effect of the changes on current and prior periods. A significant change in one or more of these estimates could have a material effect on our consolidated financial position or results of operations.

We record sales under cost-reimbursement-type contracts as we incur the costs. The Federal Acquisition Regulations provide guidance on the types of costs that we will be reimbursed in establishing the contract price. We consider incentives or penalties and awards applicable to performance on contracts in estimating sales and profits, and record them when there is sufficient information to assess anticipated contract performance. We do not recognize incentive provisions that increase or decrease earnings based solely on a single significant event until the event occurs.

We occasionally enter into contracts that include multiple deliverables such as the construction or upgrade of a system and subsequent services to operate and maintain the delivered system. For such contracts, arrangement consideration is allocated at the inception of the arrangement to all deliverables using the relative-selling-price method. Under the relative-selling-price method, the selling price for each deliverable is determined using vendor specific objective evidence (VSOE) of selling price or third-party evidence of selling price if VSOE does not exist. If neither VSOE nor third-party evidence of selling price exists for a deliverable, which is typically the case for our contracts, the guidance requires us to determine the best estimate of the selling price, which is the price at which we would sell the deliverable if it were sold on a standalone basis. In estimating the selling price of the deliverable on a standalone basis, we consider our overall pricing models and objectives, including the factors we contemplate in negotiating our contracts with our customers. The pricing models and objectives that we use are generally based upon a cost-plus margin approach, with the estimated margin based in part on qualitative factors such as perceived customer pricing sensitivity and competitive pressures.

Once the contract value is allocated to the separate deliverables under a multiple-element arrangement, revenue recognition guidance relevant to each contractual element is followed. For example, for the long-term construction portion of a contract we generally use the percentage-of completion method and for the services portion we generally recognize the service revenues on a straight-line basis over the contractual service period or based on measurable units of work performed or incentives earned.

For certain of our multiple-element arrangements, the contract specifies that we will not be paid upon the delivery of certain units of accounting, but rather we will be paid when subsequent performance obligations are satisfied. Generally, in these cases the allocation of arrangement consideration to the up-front deliverables is limited, in some cases to zero, and revenue is reduced, in some cases to zero for the delivery of up-front units of accounting. In such situations, if the costs associated with the delivered item exceed the amount of allocable arrangement consideration, we defer the direct and incremental costs associated with the delivered item that are in excess of the allocated arrangement consideration as capitalized contract costs. We assess recoverability of these costs by comparing the recorded asset to the deferred revenue in excess of the transaction price allocated to the remaining deliverables in the arrangement. Capitalized contract costs are subsequently recognized in income in a manner that is consistent with the revenue recognition pattern for the arrangement as a whole. If no pattern of revenue recognition can be reasonably predicted for the arrangement, the capitalized costs are amortized on a straight-line basis.

Revenue under our service contracts with the U.S. government is recorded under the cost-to cost percentage-of-completion method. Award fees and incentives related to performance under these service contracts are accrued during the performance of the contract based on our historical experience and estimates of success with such awards.

Revenue under contracts for services other than those with the U.S. government and those associated with design, development, or production activities is recognized either as services are performed or when a contractually required event has occurred, depending on the contract. For non-U.S. government service contracts that contain measurable units of work performed we recognize sales when the units of work are completed. Certain of our transportation systems service contracts contain service level or system usage incentives, for which we recognize revenues when the incentive award is fixed or determinable. These contract incentives are generally based upon monthly service levels or monthly performance and become fixed or determinable on a monthly basis. However, one of our legacy transportation systems service contracts that terminated in late fiscal 2015 contained annual system usage incentive which were based upon system usage compared to annual baseline amounts. For this contract the annual system usage incentives were not considered fixed or determinable until the end of the contract year for which the incentives are measured, which fell within the second quarter of our fiscal year. The follow-on contract to this transportation systems service contract did not include an annual system usage incentive. Revenue under non-U.S. government service contracts that do not contain measurable units of work performed, which is generally the case for our service contracts, is recognized on a straight-line basis over the contractual service period, unless evidence suggests that the revenue is earned, or obligations fulfilled, in a different manner. Costs incurred under these services contracts are expensed as incurred.

We make provisions in the current period to fully recognize any anticipated losses on contracts, other than non-U.S. government service contracts. If we receive cash on a contract prior to revenue recognition, and for contracts that are accounted for on a units-of-delivery method, that is in excess of inventoried costs, we classify it as a customer advance on the balance sheet.

In addition, we are subject to audit of incurred costs related to many of our U.S. government contracts. These audits could produce different results than we have estimated for revenue recognized on our cost-based contracts with the U.S. government; however, our experience has been that our costs are acceptable to the government.

Research and Development (R&D)

Research and Development (R&D): We record the cost of company sponsored R&D activities as the expenses are incurred. The cost of engineering and product development activities incurred in connection with the performance of work on our contracts is included in cost of sales as they are directly related to contract performance.

Stock-Based Compensation

Stock-Based Compensation: Restricted stock units (RSUs) are granted to eligible employees and directors and represent rights to receive shares of common stock at a future date if vesting occurs. RSUs granted to date have either time-based vesting or performance-based vesting. Compensation expense for all RSUs is measured at fair value at the grant date and recognized based upon the number of RSUs that ultimately vest. We determine the fair value of RSUs based on the closing market price of our common stock on the grant date. The grant date of the performance-based RSUs takes place when the grant is authorized and the specific achievement goals are communicated.

Compensation expense for time-based vesting awards is recorded on a straight-line basis over the requisite service period, adjusted by estimated forfeiture rates. Vesting of performance-based RSUs is tied to achievement of specific company goals over the measurement period, which is generally a three-year period from the date of the grant. For purposes of measuring compensation expense for performance-based RSUs, at each reporting date we estimate the number of shares for which vesting is deemed probable based on management’s expectations regarding achievement of the relevant performance criteria, adjusted by estimated forfeiture rates. Compensation expense for the number of shares ultimately expected to vest is recognized on a straight-line basis over the requisite service period for the performance-based RSUs. The recognition of compensation expense associated with performance-based RSUs requires judgment in assessing the probability of meeting the performance goals. For performance-based RSUs, there may be significant expense recognition or reversal of recognized expense in periods in which there are changes in the assessed probability of meeting performance-based vesting criteria.

Income Taxes

Income Taxes: Our provision for income taxes includes federal, state, local and foreign income taxes. We provide deferred income taxes on temporary differences between assets and liabilities for financial reporting and tax purposes as measured by enacted tax rates we expect to apply when the temporary differences are settled or realized. Tax law and rate changes are reflected in income in the period such changes are enacted. We establish valuation allowances for deferred tax assets when the amount of future taxable income we expect is not likely to support the realization of the temporary differences. Beginning in the second quarter of fiscal year 2017 we began providing for U.S. deferred taxes on unremitted foreign earnings. We include interest and penalties related to income taxes, including unrecognized tax benefits, within the income tax provision. ASC 740-20 requires total income tax expense or benefit to be allocated among continuing operations, discontinued operations, extraordinary items, other comprehensive income and items charged directly to shareholders’ equity.

Net Income (Loss) Per Share

Net Income (Loss) Per Share: Basic net income (loss) per share (EPS) is computed by dividing the net income (loss) from continuing operations for the period by the weighted average number of common shares outstanding during the period, including vested RSUs.

In periods with a net income from continuing operations, diluted EPS is computed by dividing the net income for the period by the weighted average number of common and common equivalent shares outstanding during the period. Common equivalent shares consist of dilutive RSUs. Dilutive RSUs are calculated based on the average share price for each fiscal period using the treasury stock method. For RSUs with performance-based vesting, no common equivalent shares are included in the computation of diluted EPS until the related performance criteria have been met. In periods with a net loss from continuing operations, common equivalent shares are not included in the computation of diluted EPS, because to do so would be anti-dilutive.

The weighted-average number of shares outstanding used to compute net income (loss) per common share were as follows (in thousands):

	Year Ended September 30,
	2017	2016	2015

Weighted average shares - basic	27,106	26,976	26,872
Effect of dilutive securities	—	—	66
Weighted average shares - diluted	27,106	26,976	26,938

Number of anti-dilutive securities	967	825	—

Recent Accounting Pronouncements

Recent Accounting Pronouncements:

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 outlines a comprehensive revenue recognition model and supersedes most current revenue recognition guidance. The new guidance will require revenue to be recognized when promised goods or services are transferred to customers in amounts that reflect the consideration to which the company expects to be entitled in exchange for those goods or services. Adoption of the new rules could affect the timing of revenue recognition for certain transactions. Adoption of ASU 2014-09 will be required for us beginning in the first quarter of fiscal 2019 and we have determined that we will not adopt ASU 2014-09 earlier than required. ASU 2014-09 allows for two methods of adoption: (a) “full retrospective” adoption, meaning the standard is applied to all periods presented, or (b) “modified retrospective” adoption, meaning the cumulative effect of applying ASU 2014-09 is recognized as an adjustment to the opening retained earnings balance in the year of adoption. We have not yet determined which method of adoption we will select.

We have assigned a task force within management to lead our implementation efforts and we have engaged outside advisors to assist. We are currently in the process of analyzing the impact of the adoption of the new standard on our various revenue streams. Under ASU 2014-09, revenue is recognized as control transfers to the customer. As such, revenue for our fixed-price development and production contracts will generally be recognized over time as costs are incurred, which is consistent with the revenue recognition model we currently use for the majority of these contracts. For certain of our fixed-price production contracts where we currently recognize revenue as units are delivered, in most cases the accounting for those contracts will change under ASU 2014-09 such that we will recognize revenue as costs are incurred. This change will generally result in an acceleration of revenue as compared with our current revenue recognition method for those contracts. Approximately 29% of our net sales used the units-of-delivery method to recognize revenue in fiscal 2017. We continue to analyze the impact of the new standard on our remaining revenue streams and, as the standard will supersede substantially all existing revenue guidance affecting us under GAAP, we expect that it will impact revenue and cost recognition on a significant number of our contracts across our business segments, in addition to our business processes and our information technology systems. Our process of evaluating the effect of the new standard will continue through fiscal year 2018.

In May 2015, the FASB issued Accounting Standards Update ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 removes the requirement to categorize investments for which the fair values are measured using the net asset value per share practical expedient within the fair value hierarchy. It also limits certain disclosures to investments for which the entity has elected to measure the fair value using the practical expedient. This guidance was adopted retrospectively in fiscal year 2017. The adoption did not have a material impact on our consolidated financial statements.

In January 2016, the FASB issued Accounting Standards Update ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10) which updates certain aspects of recognition, measurement, presentation and disclosure of financial instruments. ASU 2016-01 will be effective for us beginning October 1, 2018 and, with the exception of a specific portion of the amendment, early adoption is not permitted. We are currently evaluating the impact this guidance will have on our financial statements and related disclosures.

In February 2016, the FASB issued ASU 2016-02, Leases. Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (a) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (b) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The ASU will be effective for us beginning October 1, 2019 with early adoption permitted. ASU 2016-02 will be adopted on a modified retrospective transition basis for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements as well as whether to adopt the new guidance early.

In March 2016, the FASB issued ASU 2016-09, Compensation-Stock Compensation. The new guidance simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The amendments in this standard are effective for our annual year and first fiscal quarter beginning on October 1, 2017. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, which provides clarifying guidance on how entities should classify certain cash receipts and cash payments on the statement of cash flows. The guidance also clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. The guidance will be effective for us in our fiscal year beginning October 1, 2018, and early adoption is permitted. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements as well as whether to adopt the new guidance early.

In October 2016, the FASB issued ASU 2016-16, Intra-Entity Transfers of Assets Other Than Inventory, which requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. The guidance will be effective for us in our fiscal year beginning October 1, 2018, and early adoption is permitted. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements as well as whether to adopt the new guidance early.

In November 2016, the FASB issued ASU 2016-18, Restricted Cash, which requires amounts generally described as restricted cash and restricted cash equivalents be included with cash and cash equivalents when reconciling the total beginning and ending amounts for the periods shown on the statement of cash flows. The guidance will be effective for us in our fiscal year beginning October 1, 2018, and early adoption is permitted. The adoption of this standard is anticipated to affect our presentation of restricted cash within our statement of cash flows. We are currently evaluating whether to adopt the new guidance early.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. This ASU clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance will be effective for us in our fiscal year beginning October 1, 2018 and early adoption is allowed for certain transactions. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment. This standard removes the second step of the goodwill impairment test, where a determination of the fair value of individual assets and liabilities of a reporting unit was needed to measure the goodwill impairment. Under this updated standard, goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The guidance will be effective for us in our fiscal year beginning October 1, 2020 with early adoption permitted. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements as well as whether to adopt the new guidance early.

In March 2017, the FASB issued ASU 2017-07, Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The update requires employers to present the service cost component of the net periodic benefit cost in the same income statement line item as other employee compensation costs arising from services rendered during the period. The other components of net benefit cost, including interest cost, expected return on plan assets, amortization of prior service cost/credit and actuarial gain/loss, and settlement and curtailment effects, are to be presented outside of any subtotal of operating income. Employers will have to disclose the line(s) used to present the other components of net periodic benefit cost, if the components are not presented separately in the income statement. ASU 2017-07 will be effective for us beginning October 1, 2018, and early adoption is permitted. We are currently evaluating the impact of the application of this accounting standard update on our consolidated financial statements as well as whether to adopt the new guidance early.